EXHIBIT 10.1

ANTRIABIO, INC.
(a Delaware corporation)

1450 Infinite Drive
Louisville, Colorado 80027

COMMON STOCK PURCHASE AGREEMENT

Instructions

PLEASE COMPLETE ONE COPY OF THE COMMON STOCK PURCHASE
AGREEMENT

THE SECURITIES TO WHICH THIS COMMON STOCK PURCHASE AGREEMENT (THE “PURCHASE AGREEMENT”) RELATES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) AND UNDER APPLICABLE STATE SECURITIES LEGISLATION, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE AND PROVINCIAL SECURITIES LAWS.

January 18, 2017

ANTRIABIO, INC.
COMMON STOCK PURCHASE AGREEMENT
The undersigned (the “Purchaser”) hereby irrevocably agrees to purchase from AntriaBio, Inc. (the “Company”) that number of shares of common stock (“Common Stock”), set out below at a price of $1.00 per Common Stock.  The Purchaser agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Purchase for Common Stock” including without limitation the representations, warranties and covenants set forth in the applicable schedules attached thereto. The Purchaser further agrees, without limitation, that each of the Company and Samsung Securities Co., Ltd (the “Placement Agent”) may rely upon the Purchaser’s representations, warranties and covenants contained in such documents.

Please complete and sign the Selling Shareholder Questionnaire – Exhibit A.

SUBSCRIPTION AND PURCHASER INFORMATION
Please print all information (other than signatures), as applicable, in the space provided below

_________________________________________________	Number of Common Stock: x $1.00
(Ne of Purchaser)
=
Account Reference (if applicable): _______________________
By: ______________________________________________	Aggregate Purchase Price: _____________________________ (the “Purchase Price”)
Authorized Signature

_________________________________________________
(Official Capacity or Title – if the Purchaser is not an individual)

_________________________________________________
(Name of individual whose signature appears above if different than the name of the Purchaser printed above.)

_________________________________________________
(Purchaser’s Address, including Municipality and Province)

 _________________________________________________
S.I.N. or Taxation Account of Purchaser
  _________________________________________________
(Telephone Number)                                                  (Email Address)

If the Purchaser is signing as agent for a principal (beneficial purchaser) and is not purchasing as trustee or agent for accounts fully managed by it, complete the following:

__________________________________________________
(Name of Principal)

__________________________________________________
(Principal’s Address)

__________________________________________________

Account Registration Information:

_________________________________________________
(Name)

_________________________________________________
(Account Reference, if applicable)

_________________________________________________
(Address, including Postal Code)

Delivery Instructions as set forth below:

__________________________________________________
(Name)

__________________________________________________
(Account Reference, if applicable)

__________________________________________________
(Address)

__________________________________________________
(Contact Name)                                                    (Telephone Number)

COMMON STOCK PURCHASE AGREEMENT
ANTRIABIO, INC.
(a Delaware corporation)

1.   Common Stock Purchase: The undersigned (“Purchaser”) irrevocably subscribes for and agrees to purchase from AntriaBio, Inc., a Delaware corporation (“Antria” or the “Company”), that number of Common Stock (“Common Stock”) set out in the “SUBSCRIPTION AND PURCHASER INFORMATION” at a price of $1.00 per share of Common Stock (the “Purchase Price”).  The Common Stock issuable hereunder may be hereinafter referred to as the “Offered Securities” or “Securities”.  All figures are in United States Dollars unless otherwise specified and the acquisition of the Securities is subject to the following terms and conditions:

a. Tender of Purchase Price:  Purchaser tenders to Antria the Purchase Price pursuant to the instructions set forth on Schedule I.

b. Closing:  Upon receipt by Antria of the Purchase Price and satisfaction of the Conditions set forth herein (the “Conditions”), the Company may conduct a series of closings relating to the Offering (each a “Closing”) with the final Closing of the Offering to occur on such time as determined by the Company in its sole discretion (the “Closing Date”).  All funds will be delivered to Antria.  The Securities subscribed for herein, will not be deemed issued to, or owned by, the Purchaser until the Purchase Agreement has been executed by the Purchaser and accepted by Antria, and all payments required to be made herein have been made.  The Closing is subject to the fulfillment of the Conditions, which Conditions Antria and the Purchaser covenant to exercise their reasonable best efforts to have fulfilled on or prior to the Closing Date:

(i)	the Purchaser shall have tendered the Purchase Price to Antria;
(ii)
all relevant documentation and approvals as may be required by applicable securities statutes, regulations, policy statements and interpretation notes, by applicable securities regulatory authorities and by applicable rules shall have been obtained and, where applicable, executed by or on behalf of the Purchaser;

(iii)	Antria shall have authorized and approved the execution and delivery of this Purchase Agreement (“Agreement”) and the issuance, allotment and delivery of the Securities; and
(iv)	the representations and warranties of Purchaser set forth in this Agreement shall be true and correct as of the Closing Date.
c. Issuance of Securities:  Within three (3) days after the Closing, Antria will deliver the certificates representing the Common Shares subscribed for to the Purchaser at the address set forth in the registration instructions set forth on the signature page (unless Purchaser otherwise instructs Antria in writing).  None of the Common Stock issued in this Offering have been registered under the Securities Act of 1933, as amended (“U.S. Securities Act”), or the securities laws of any state in the United States.

2.   Representations and Warranties of Purchaser: Purchaser hereby represents and warrants to Antria:
(a) General:
(i)
Purchaser has all requisite authority (and in the case of an individual, the capacity) to purchase the Offered Securities, enter into this Purchase Agreement and to perform all the obligations required to be performed by Purchaser hereunder, and such purchase will not contravene any law, rule or regulation binding on Purchaser or any investment guideline or restriction applicable to Purchaser.

(ii)
Purchaser will comply with all applicable laws and regulations in effect in any jurisdiction in which Purchaser purchases or sells Offered Securities and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which Purchaser is subject or in which Purchaser makes such purchases or sales, and the Company shall have no responsibility therefor.

(b) Information Concerning the Company:
(i)
Purchaser has received a copy of the private placement memorandum (the “Memorandum”). Purchaser has not been furnished any offering literature other than the Memorandum and has relied only on the information contained therein.

(ii)
Purchaser understands and accepts that the purchase of the Offered Securities involves various risks, including the risks outlined in the Memorandum and in this Purchase Agreement. Purchaser represents that it is able to bear any loss associated with an investment in the Offered Securities.

(iii)
Purchaser confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Offered Securities. It is understood that information and explanations related to the terms and conditions of the Offered Securities provided in the Memorandum or otherwise by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Offered Securities, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to Purchaser in deciding to invest in the Offered Securities. Purchaser acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Offered Securities for purposes of determining Purchaser's authority to invest in the Offered Securities.

(iv)
Purchaser is familiar with the business and financial condition and operations of the Company, all as generally described in the Memorandum. Purchaser has had access to such information concerning the Company and the Offered Securities as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Offered Securities.

(v)	Purchaser understands that, unless Purchaser notifies the Company in writing to the contrary at or before a Closing, each of Purchaser's representations and warranties contained in this Purchase Agreement will be deemed to have been reaffirmed and confirmed as of a Closing, taking into account all information received by Purchaser.
(vi)
Purchaser acknowledges that the Company has the right in its sole and absolute discretion to abandon this Offering at any time prior to the completion of this Offering. This Purchase Agreement shall thereafter have no force or effect and the Company shall return the previously paid the Purchase Price of the Offered Securities, without interest thereon, to Purchaser.

(vii)
Purchaser understands that no federal or state agency has passed upon the merits or risks of an investment in the Offered Securities or made any finding or determination concerning the fairness or advisability of this investment.

(c) Non-reliance:
(i)
Purchaser confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Offered Securities or (B) made any representation to Purchaser regarding the legality of an investment in the Offered Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Offered Securities, Purchaser is not relying on the advice or recommendations of the Company and Purchaser has made its own independent decision that the investment in the Offered Securities is suitable and appropriate for Purchaser.

(d) Status of Undersigned:
(i)
Purchaser has such knowledge, skill and experience in business, financial and investment matters that Purchaser is capable of evaluating the merits and risks of an investment in the Offered Securities. With the assistance of Purchaser's own professional advisors, to the extent that Purchaser has deemed appropriate, Purchaser has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Offered Securities and the consequences of this Purchase Agreement. Purchaser has considered the suitability of the Offered Securities as an investment in light of its own circumstances and financial condition and Purchaser is able to bear the risks associated with an investment in the Offered Securities and its authority to invest in the Offered Securities.

(ii)
Purchaser is an “accredited investor” as defined in Rule 501(a) under the U.S. Securities Act. Purchaser agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Offered Securities.

(e)	Restrictions on Transfer or Sale of Offered Securities: As applies to Purchaser:
(i)
Purchaser is acquiring the Offered Securities solely for Purchaser’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Offered Securities. Purchaser understands that the Offered Securities have not been registered under the U.S. Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of Purchaser and of the other representations made by Purchaser in this Purchase Agreement. Purchaser understands that the Company is relying upon the representations and agreements contained in this Purchase Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.
(ii)
Purchaser understands that the Securities are “restricted securities” under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission (the “SEC” or the “Commission”) provide in substance that Purchaser may dispose of the Offered Securities only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom, and Purchaser understands that the Company has no obligation or intention to register any of the Offered Securities, or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder). Accordingly, Purchaser understands that under the Commission's rules, Purchaser may dispose of the Offered Securities principally only in “private placements” which are exempt from registration under the U.S. Securities Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of Purchaser. Consequently, Purchaser understands that Purchaser must bear the economic risks of the investment in the Offered Securities for an indefinite period of time.

(iii)
Purchaser agrees: (A) that Purchaser will not sell, assign, pledge, give, transfer or otherwise dispose of the Offered Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Offered Securities under the U.S. Securities Act and all applicable State Securities Laws, or in a transaction which is exempt from the registration provisions of the U.S. Securities Act and all applicable State Securities Laws; (B) that the certificates representing the Offered Securities will bear a legend making reference to the foregoing restrictions; and (C) that the Company and its affiliates shall not be required to give effect to any purported transfer of such Offered Securities except upon compliance with the foregoing restrictions.  Purchaser acknowledges that neither the Company nor any other person offered to sell the Offered Securities to it by means of any form of general solicitation or advertising, including but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

(f)
No Hedging:  Neither the Purchaser nor any of its affiliates will, directly or indirectly hold or maintain any short position in or engage in hedging transactions with respect to the common stock of the Company or any other securities of the Company, other than in accordance with the U.S. Securities Act.

3. Representations and Warranties of the Company: AntriaBio hereby represents and warrants to Purchaser that:

     a. Good Standing. The Company is duly formed and validly existing under the laws of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

    b. Authorization. The Offered Securities have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Purchase Agreement, will be validly issued, fully paid and non-assessable, and will conform in all material respects to the description thereof set forth in the Memorandum. The Common Stock issuable upon the issuance and exercise of the Offered Securities has been duly reserved for issuance, and upon issuance in accordance with the terms of the Company’s Certificate of Incorporation, will be duly authorized, validly issued, fully paid and non-assessable, and free of restrictions on transfer other than restrictions on transfer under any agreement between the Company and the Investor, and applicable federal and state securities laws.  This Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, except that enforcement of this Agreement and the terms of the Offered Securities may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to or affecting the rights of creditors generally and subject to the fact that equitable remedies are discretionary and may not be granted by a court of competent jurisdiction.
c. Subsidiaries.  The Company does not currently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, limited liability company, association, or other business entity.  The Company is not a participant in any joint venture, partnership or similar arrangement other than its newly established subsidiary in Korea.
d. No Default. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not constitute a default under any of the terms, conditions or provisions of the Certificate of Incorporation or Bylaws of the Company, or any material contract, agreement or arrangement to which the Company is a party or by which it is bound.
e. Compliance with Laws; Permits. The Company holds all material licenses, approvals, certificates, permits and authorizations necessary for the lawful conduct of its business and is in material compliance with all applicable laws, rules, regulations and ordinances.  The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company.  The Company is not in default in any material respect under any such franchise, permit, license or other similar authority.
f. Litigation. There is no action, suit, proceeding at law or in equity, arbitration or administrative or other proceeding by or before (or to the best knowledge, information and belief of the Company any investigation by) any governmental or other instrumentality or agency, pending, or, to the Company’s knowledge, information and belief, threatened against or affecting the Company or any of its properties, intellectual property and patents, or other rights which could materially and adversely affect the right or ability of the Company to carry on its business as now conducted, or which could materially and adversely affect the condition, whether financial or otherwise, or properties or intellectual property of the Company; and the Company does not know of any valid basis for any such action, proceeding or investigation.
g. Intellectual Property. To the knowledge of the Company, the Company owns or possesses or believes it can obtain on commercially reasonable terms sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses (software or otherwise), information, processes and similar proprietary rights (collectively “Intellectual Property”) necessary to conduct the business of the Company as it is presently conducted or as presently contemplated to be conducted (“Company Intellectual Property”) without any known conflict with, or infringement of, the rights of others. To the Company’s knowledge, no product or service marketed or sold (or proposed to be marketed or sold) by the Company violates or will violate any license or infringes or will infringe any intellectual property rights of any other party.  Except for agreements with its own employees, consultants and customers and standard end-user license agreements and as otherwise disclosed in the Company’s annual or quarterly filings with the SEC, there are no outstanding options, licenses or agreements relating to the Company Intellectual Property, and the Company is not bound by or a party to any options, licenses or agreements with respect to the Intellectual Property of any other person or entity.  The Company has not received any written communication alleging that the Company has violated or, by conducting its business, would violate any of the Intellectual Property of any other person or entity. To the knowledge of the Company, it will not be necessary to use any inventions of any of its employees or consultants (or persons it currently intends to hire) made prior to their employment by the Company.  Each employee of the Company has executed a customary confidential information and invention assignment agreement. To the knowledge of the Company, no such employee or consultant is in violation of such confidential information and invention assignment agreement.
h. Property.  The property and assets that the Company owns are free and clear of all mortgages, deeds of trust, liens, loans and encumbrances, except for statutory liens for the payment of current taxes that are not yet delinquent and encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company’s ownership or use of such property or assets.  With respect to the property and assets it leases, the Company is in material compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances other than those of the lessors of such property or assets.  The Company does not own any real property.
i. Tax Returns and Payments.  There are no federal, state, county, local or foreign taxes due and payable by the Company which have not been timely paid.  There are no accrued and unpaid federal, state, county, local or foreign taxes of the Company which are due, whether or not assessed or disputed.  There have been no examinations or audits of any tax returns or reports by any applicable federal, state, local or foreign governmental agency.  The Company has duly and timely filed all federal, state, county, local and foreign tax returns required to have been filed by it and there are in effect no waivers of applicable statutes of limitations with respect to taxes for any year.
j. Governmental Consents and Filings.  Assuming the accuracy of the representations made by the Investors in Section 2 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by the Purchase Agreement, except for (i) the filing of the Charter with the Secretary of State of the State of Delaware and (ii) filings pursuant to Regulation D of the U.S. Securities Act, and applicable state securities laws, which have been made or will be made in a timely manner.
k. Real Property Holding Corporation.  The Company is not and has never been a U.S. real property holding corporation as defined in the United States Internal Revenue Code of 1986, as amended.
l. Labor and Employment Matters.  To the Company’s knowledge, no Key Employee intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing.  The Company has complied in all material respects with all applicable laws related to labor or employment, including provisions thereof relating to wages, hours, working conditions, benefits, retirement, social welfare, equal opportunity and collective bargaining.  For the purposes hereof, “Key Employee” means any executive-level employee (including division director and vice president-level positions).

m. No “Bad Actor” Disqualifications. the Company has exercised reasonable care, in accordance with SEC rules and guidance, to determine whether any Covered Person (as defined below) is subject to any Disqualification Event (as defined in Rule 506(d)(1)(i) through (viii) under the U.S. Securities Act). To the Company’s knowledge, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the U.S. Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the U.S. Securities Act (See “Plan of Distribution” in the Memorandum). “Covered Persons” are those persons specified in Rule 506(d)(1) under the U.S. Securities Act, including the Company; any predecessor or affiliate of the Company; any director, executive officer, other officer participating in the offering, general partner or managing member of the Company; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the U.S. Securities Act) connected with the Company in any capacity at the time of the sale of the Securities; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Series A Preferred Stock (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the Offering of any Solicitor or general partner or managing member of any Solicitor.

4.   Registration Rights
a. Antria shall use reasonable commercial efforts to (i) prepare and file with the SEC within thirty (30) calendar days after the Closing Date a registration statement (on Form S-3, SB-1, SB-2, S-1, or other appropriate registration statement form reasonably acceptable to Purchaser) under the U.S. Securities Act (the “Registration Statement”), at the sole expense of Antria, in respect of Purchaser, so as to permit a public offering and resale of the shares of common stock issuable upon the issuance or exercise of the Offered Securities (collectively, the “Registrable Securities”) in the United States under the U.S. Securities Act by Purchaser as a selling stockholder and not as underwriter; and (ii) use commercially reasonable efforts to cause a Registration Statement to be declared effective by the SEC as soon as possible, but in any event not later than the earlier of ninety (90) calendar days following the Closing Date (the Registration Deadline”). Antria will notify Purchaser of the effectiveness of the Registration Statement within three (3) trading days (days in which the OTCQB is open for quotation).  The initial Registration Statement shall cover the resale of 100% of the Registrable Securities, for an offering to be made on a continuous basis pursuant to Rule 415 (as promulgated by the Commission pursuant to the U.S. Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule); provided, however, that if 100% of the Registrable Securities included hereunder cannot be registered, the number of Registrable Securities on the initial Registration Statement shall be reduced pro-rata among all Purchasers.

b. Antria will use reasonable commercial efforts to maintain the Registration Statement or post-effective amendment filed under this Section 4 effective under the U.S. Securities Act until the earlier of the date (i) all of the Registrable Securities have been sold pursuant to such Registration Statement or (ii) Purchaser  receives an opinion of counsel to Antria, which opinion and counsel shall be reasonably acceptable to Purchaser, the Company and the transfer agent, that the Registrable Securities may be sold under the provisions of Rule 144.

c. All fees, disbursements and out-of-pocket expenses and costs incurred by Antria in connection with the preparation and filing of the Registration Statement and in complying with applicable securities and “blue sky” laws (including, without limitation, all attorneys’ fees of Antria, registration, qualification, notification and filing fees, printing expenses, escrow fees, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration) shall be borne by Antria.  Purchaser shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of its counsel.  Antria shall qualify any of the Registrable Securities for sale in such states as Purchaser reasonably designates.  However, Antria shall not be required to qualify in any state which will require an escrow or other restriction relating to Antria and/or the sellers, or which will require Antria to qualify to do business in such state or require Antria to file therein any general consent to service of process.  Antria at its expense will supply Purchaser with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by Purchaser.

d. Purchaser will cooperate with Antria in all respects in connection with this Agreement, including timely supplying all information reasonably requested by Antria (which shall include completing the Selling Shareholder Questionnaire attached hereto as Exhibit A, and all information regarding Purchaser and proposed manner of sale of the Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering.  Any delay or delays caused by Purchaser, or by any other purchaser of securities of Antria having registration rights similar to those contained herein, by failure to cooperate as required hereunder shall not constitute a breach or default of Antria under this Agreement. Purchaser understands and agrees that the Company’s obligations under this Section 4 with respect to the preparation and filing of the Registration Statement are subject to Purchaser or any other purchaser of securities of Antria having registration rights similar to those contained herein, timely providing the Company with the Selling Shareholder Questionnaire and all information reasonably requested by the Company to prepare and file the Registration Statement.

5. Market Stand-Off:  Purchaser further agrees, if so requested by the Company or any representative of its underwriters, to enter into such underwriter’s standard form of “lockup” or “market standoff” agreement in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of any such restriction period.  Notwithstanding the foregoing, this Section shall only apply to any Purchaser who owns, at the time of such underwritten public offering, 3%, or more, of the issued and outstanding shares of common or preferred stock of the Company on a fully-diluted basis.

6. Legend: The certificates representing the Offered Securities sold pursuant to this Purchase Agreement will be imprinted with a legend in substantially the following form:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”
7. Governing Law:  This Purchase Agreement shall be binding upon the parties hereto, their heirs, executors, successors, and legal representatives.  The laws of the State of Delaware shall govern the rights of the parties as to this Agreement.
8. Indemnification: Purchaser acknowledges that it understands the meaning and legal consequences of the representations and warranties contained herein, and it hereby agrees to indemnify and hold harmless Antria and any other person or entity relying upon such information thereof from and against any and all loss, damage or liability due to or arising out of a breach of any representation, warranty, or acknowledgement of Purchaser contained in this Agreement.

9. Non-assignability:  Except as otherwise expressly provided herein, this Agreement may not be assigned by Purchaser.
10. Entire Agreement:  This Agreement, including any supplements, schedules, or exhibits hereto, as each is amended and supplemented from time to time contains the entire agreement among the parties with respect to the acquisition of the Offered Securities and the other transactions contemplated hereby, and there are no representations, covenants or other agreements except as stated, incorporated, or referred to herein.
11. Amendment: This Agreement may be amended or modified only by a writing signed by the party or parties to be charged with such amendment or modification.
12. Binding On Successors: All of the terms, provisions and conditions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, and legal representatives.
13. Titles: The titles of the sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.
14. Severability:  The unenforceability or invalidity of any provision of this Agreement shall not affect the enforceability or validity of the balance of this Agreement.
15. Disclosure Required Under State Law: The offering and sale of the securities is intended to be exempt from registration under the securities laws of certain states. Purchasers who reside or purchase the Offered Securities may be required to make additional disclosures by the securities laws of various states and agrees to provide such additional disclosures as requested by Antria upon written request.

16. Notices: All notes or other communications hereunder (except payment) shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail postage prepaid, or by Express Mail Service or similar courier, addressed as follows:

If to Purchaser:             At the address designated on the signature page of this Agreement.

If to the Company:       AntriaBio, Inc.
1450 Infinite Drive
Louisville, Colorado 80027
Attention:  Nevan Elam, CEO

With Copy to:               Dorsey & Whitney LLP
1400 Wewatta Street, Suite 400
Denver, Colorado 80202
Attention:  Michael L. Weiner, Esq.

17. Time of the Essence:  Time shall be of the essence of this Agreement in all respects.

18. Facsimile and Counterpart Purchase Agreements:  Antria shall be entitled to rely on delivery of a facsimile or electronic copy of this Agreement executed by the purchaser, and acceptance by Antria of such executed Agreement shall be legally effective to create a valid and binding agreement between Purchaser and Antria in accordance with the terms hereof. In addition, this Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document.

19. Future Assurances:  Each of the parties hereto will from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may, either before or after a Closing, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

[Signature page follows.]

PURCHASER HEREBY DECLARES AND AFFIRMS THAT IT HAS READ THE WITHIN AND FOREGOING PURCHASE AGREEMENT, IS FAMILIAR WITH THE CONTENTS THEREOF AND AGREES TO ABIDE BY THE TERMS AND CONDITIONS THEREIN SET FORTH, AND KNOWS THE STATEMENTS THEREIN TO BE TRUE AND CORRECT.

******

IN WITNESS WHEREOF, Purchaser executed this Agreement this      day of ____________, 201_.

PURCHASER:

By:*_________________________________________

Title:_________________________________________

Registration and Delivery Instructions:

_____________________________________________

_____________________________________________
(Address)

_____________________________________________

*	By the foregoing signature, I hereby certify to AntriaBio, Inc. that I am duly empowered and authorized to provide the foregoing information.

This Purchase Agreement is hereby accepted by the Company this ____ day of ______________, 201__.

ANTRIABIO, INC.

By:___________________________
Name:  Nevan Elam
 Title:  Chief Executive Officer

EXHIBIT A

SELLING SHAREHOLDER QUESTIONNAIRE

To:          AntriaBio, Inc.
 1450 Infinite Drive
 Louisville, Colorado 80027

Complete and Return with Your Subscription Agreement

Capitalized terms used herein but not otherwise defined shall have the meaning set forth in that certain Subscription Agreement to which this Questionnaire is attached.  This Questionnaire is being delivered to you in connection with a registration statement to be filed with the United States Securities and Exchange Commission.  Your securities will not be registered unless you complete this Questionnaire and return it as instructed.
A. BACKGROUND INFORMATION
Name:___________________________________________________________________________________________________
Business Address:_________________________________________________________________________________________
 (Number and Street)

________________________________________________________________________________________________________
(City) (State) (Zip Code)
Telephone Number:_________________________________________________________________________________________
If a corporation, partnership, limited liability company, trust or other entity:
 Type of entity: ______________________________________________________________________________________
 State of formation:_____________________________ Date of formation:__________________________________
Social Security or Taxpayer Identification No.______________________________________________________________________
Email address of contact person:________________________________________________________________________________

Number of Shares you are requesting to be registered in the Registration Statement:
__________ Common Shares

Exhibit A

BENEFICIAL OWNERSHIP INFORMATION: Please describe the beneficial ownership of the shares and/or warrants owned by you or your organization.  If the undersigned is a partnership, limited liability company or similar entity, please identify the individual or individuals with ultimate voting and dispositive power over such shares and/or warrants, typically the investment manager or investment advisor with primary responsibility for this investment.  This information is available from your compliance officer or general counsel.  THE COMPANY WILL NOT BE ABLE TO REGISTER YOUR SECURITIES WITHOUT THIS IMPORTANT INFORMATION.
Exception: This information need not be provided if the undersigned is a publicly traded company.

Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?
[   ] Yes [   ] No
If yes, please indicate the nature of any such relationships below:

If you, any of your associates, or any member of your immediate family had or will have any direct or indirect material interest in any transaction or series of transactions to which the Company or any of its subsidiaries was a party within the past three years, or in any currently proposed transactions or series of transactions in which the company or any of its subsidiaries will be a party, in which the amount involved exceeds $120,000, please specify (a) the names of the parties to the transaction(s) and their relationship to you, (b) the nature of the interest in the transaction, (c) the amount involved in the transaction, and (d) the amount of the interest in the transaction.  If the answer is “none”, please so state.

__________________________________________________________________________________________________

__________________________________________________________________________________________________
 __________________________________________________________________________________________________
__________________________________________________________________________________________________

Are you (i) an FINRA Member (see definition), (ii) a Controlling (see definition) shareholder of an FINRA Member, (iii) a Person Associated with a Member of the FINRA (see definition), or (iv) an Underwriter or a Related Person (see definition) with

Exhibit A

respect to the proposed offering; or (b) do you own any shares or other securities of any FINRA Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any FINRA Member? IN RESPONDING TO THIS QUESTION, INDICATE WHETHER OR NOT YOU ARE A BROKER DEALER OR IF YOU ARE AFFILIATED WITH A BROKER DEALER, AND IF SO, STATE THE NATURE OF YOUR AFFILIATION.
[   ] Yes [   ] No
If “yes,” please describe below

You agreed to update the information in this Questionnaire if any of your responses change.
Exhibit A

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this ____ day of ________, 201__, and declares under oath that it is truthful and correct.

_______________________________________
Printed Name

By: ____________________________________
Its:_____________________________________

Return each completed and signed Questionnaire with your Subscription Agreement.
FINRA Member.  The term “FINRA member” means either any broker or dealer admitted to membership in the Financial Industry Regulatory Authority, Inc. (“FINRA”).  (FINRA Manual, By-laws Article I, Definitions)
Control.  The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.  (Rule 405 under the Securities Act of 1933, as amended)
Person Associated with a member of the FINRA.  The term “person associated with a member of the FINRA” means every sole proprietor, partner, officer, director, branch manager or executive representative of any FINRA Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a FINRA Member, whether or not such person is registered or exempt from registration with the FINRA pursuant to its bylaws.  (FINRA Manual, By-laws Article I, Definitions)
Underwriter or a Related Person.  The term “underwriter or a related person” means, with respect to a proposed offering, underwriters, underwriters’ counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons.  (FINRA Interpretation)
Exhibit A